ELEVENTH Amendment to Amended and
Restated Revolving Credit Agreement

This Eleventh Amendment to Amended and Restated Revolving Credit Agreement (herein, the “Amendment”) is entered into as of November 9, 2023, by and among World Acceptance Corporation (the “Borrower”), Wells Fargo Bank, National Association together with the other financial institutions a party hereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent for the Lenders (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Lenders, and the Administrative Agent are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of June 7, 2019 (as amended from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Borrower, Agent and Lenders agree that the Credit Agreement is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as attached hereto as Exhibit A. In addition, it is acknowledged and agreed that any representation, warranty or covenant in any Loan Document providing that Collateral is or will be located at any particular location or delivered to the Collateral Agent, or that the Lien of the Collateral Agent (or any legend) is or will be noted thereon or such Collateral is or will be endorsed to the Collateral Agent, shall not apply to, and shall not be deemed breached with respect to, any Electronic Contract so long as, in the case of Electronic Chattel Paper included as Eligible Contracts in the most recent Borrowing Base Certificate, the Electronic Chattel Paper Conditions are satisfied with respect thereto. All Schedules and the Exhibits to the Credit Agreement shall not be amended, modified, supplemented or otherwise affected by this Amendment.

Section 2.     CONDITION PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which the following conditions precedent have been satisfied being referred to herein as the “Effective Date”):

2.1     The Borrower and the Lenders shall have executed and delivered this Amendment to the Administrative Agent.
2.2     The Restricted Subsidiaries parties to the Subsidiary Guaranty Agreement shall have executed and delivered to the Administrative Agent their consent to this Amendment in the form set forth below.

2.3     Payment by the Borrower to the Administrative Agent of a non-refundable amendment fee for the benefit of the Lenders listed and in the amounts set forth on Schedule A attached hereto in immediately available funds, which fee shall be fully earned by such Lenders upon the effectiveness of this Agreement.

2.4.     Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 3.    REPRESENTATIONS.
In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent, the Collateral Agent, and the Lenders that as of the date hereof, (a) the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct (except that the representations contained in Section 6.6 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Agent) and (b) the Borrower and the Restricted Subsidiaries are in compliance with the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default exists or shall result after giving effect to this Amendment.

Section 4.    Miscellaneous.
4.1     Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.2    The Borrower heretofore executed and delivered, among other things, the Company Security Agreement and hereby acknowledges and agrees that the security interests and liens created and provided for therein secure the payment and performance of the Obligations under the Credit Agreement as amended hereby, which are entitled to all of the benefits and privileges set forth therein. Without limiting the foregoing, the Borrower acknowledges that the “Secured Indebtedness” as defined in, and secured by the Collateral pursuant to, the Company Security Agreement shall be deemed amended to include all “Obligations” as defined in the Credit Agreement as amended hereby.

4.3    The Borrower agrees to pay on demand all reasonable and documented costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Administrative Agent.

4.4    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) an e-mail transmission of a Portable Document Format File (also known as an “PDF” file), faxed, scanned, or photocopied manual signature. Each electronic signature or PDF, faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to principles of conflicts of laws).

[Signature Pages to Follow]

This Amendment is entered into as of the date and year first above written.

World Acceptance Corporation

By	________________________________ R. Chad Prashad, President and Chief Executive Officer

Accepted and agreed to:

Wells Fargo Bank, National Association, individually as a Lender and as Administrative Agent and Collateral Agent

By	________________________________
William M. Laird, Senior Vice President

116549.01049/125419537v.1

BANK OF MONTREAL

By
Name
Title

Texas Capital Bank, formerly known as Texas Capital Bank, National Association

By
Name
Title

First Horizon Bank, successor-by-conversion to First Tennessee Bank National Association

By
Name Title

AXOS BANK

By
Name Title

SOUTH STATE BANK

By
Name
Title

Acknowledgment and Consent
Each of the undersigned is a Restricted Subsidiary of World Acceptance Corporation who has executed and delivered to the Collateral Agent, the Administrative Agent, and the Lenders the Subsidiary Guaranty Agreement and the Subsidiary Security Agreement. Each of the undersigned hereby acknowledges and consents to the Seventh Amendment to Amended and Restated Revolving Credit Agreement set forth above (the “Amendment”) and confirms that the Loan Documents executed by it, and all of its obligations thereunder, remain in full force and effect, and that the security interests and liens created and provided for therein continue to secure the payment and performance of the Obligations of the Borrower under the Credit Agreement after giving effect to the Amendment.
Dated as July 27, 2026.
[Signature Page to Acknowledgment and Consent to Follow]

Each of the undersigned acknowledges that the Collateral Agent, the Administrative Agent, and the Lenders are relying on the foregoing in entering into the Amendment.

World Acceptance Corporation of Alabama
World Acceptance Corporation of Missouri
World Finance Company of Georgia, LLC
World Finance Corporation of Louisiana
World Acceptance Corporation of Oklahoma, Inc. WAC of Oklahoma, LP
World Finance Company of South Carolina, LLC WAC of South Carolina, LLC
World Finance Corporation of Tennessee
WFC of South Carolina, Inc.
World Finance Corporation of Illinois
World Finance Corporation of New Mexico
World Finance Company of Kentucky, LLC
World Finance Corporation of Colorado
World Finance Corporation of Wisconsin
WFC Services, Inc.
World Finance Company of Mississippi, LLC World Finance Company of Idaho, LLC World Finance Company of Utah, LLC World Finance Company of Indiana, LLC

By
R. Chad Prashad, President and Chief Executive Officer

116549.01049/125419537v.1

WFC Limited Partnership

By WFC of South Carolina, Inc.,
as sole general partner
By
R. Chad Prashad, President and Chief Executive Officer

116549.01049/125419537v.1